Exhibit 10.6

PATENT ASSIGNMENT AND LICENSE BACK ASSIGNOR: UAV Patent Corp. Status: a Nevada corporation Address: 701 S. Carson Street, Suite 200 City: Carson City State/Zip: NV 89701 UMAC IP HOLDINGS Corp. Status: a Florida corporation Address: 3001 PGA Boulevard, Suite 305 City: Palm Beach Gardens State/Zip: FL 33410 ASSIGNEE: PATENTS/PATENT APPLICATION(S): SEE ATTACHED APPENDIX WHEREAS, Assignor owns a number of patents and patent applications including those listed in the attached Appendix and the Subject Matter identified therein (“Subject Matter”), which includes the rights to pursue all causes of action, now in existence or arising in the future resulting from acts of infringement of (1) any patent within the Assignor’s patents or (2) any patent issued from a patent application with the Assignor’s patents, before or after the date of this Assignment, including, without limitation, the right to sue and recover for past, present, and future infringement ; and WHEREAS, Assignee desires to acquire all the Assignor’s rights, title and interest in and to the patents and patent applications and the Subject Matter identified therein and to any and all patents which may evolve therefrom ; NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Assignor does hereby : assign, transfer and set over, unto Assignee, its successors, legal representatives, and assigns, the entire right, title and interest to all patents within the Subject Matter, and all reissues, reexaminations, and extensions thereof ; assign, transfer, and set over, unto Assignee, its successors, legal representatives, and assigns, the entire right, title and interest throughout the world in, to and under all patent applications within the Subject Matter, and all divisions, renewals, and continuations thereof, and all Letters Patents of the United States that may be granted thereof, and all reissues, reexaminations, and extensions thereof, and all rights of priority under International Conventions and applications for Letters Patents that may hereafter be filed claiming priority to the patent applications within the Subject Matter in any country or countries foreign to the United States and all extensions, renewals and reissues thereof ; Page 1 of 6 PATENT ASSIGNMENT AND LICENSE BACK

Page 2 of 6 PATENT ASSIGNMENT AND LICENSE BACK authorize and request the Commissioner of Patents of the United States, and any Official of any country or countries foreign to the United States, whose duty is to issue patents on applications as aforesaid, to issue all Letters Patents for the patent applications within the Subject Matter to Assignee, its successors, legal representatives, and assigns, in accordance with the terms of this Assignment ; and assign, transfer and set over, unto Assignee, its successors, legal representatives, and assigns, the rights to pursue all causes of action, now in existence or arising in the future, resulting from acts of infringement of (1) any patent within the Subject Matter or (2) any patent issued from a patent application within the Subject Matter or from a patent application claiming priority to a patent application within the Subject Matter, before or after the date of this Assignment, including, without limitation, the right to sue and recover for past, present, and future infringement . Assignee hereby grants to Assignor a limited, non - transferrable, non - assignable, royalty - free, fully paid - up, perpetual, worldwide, non - exclusive license to (i) all patents listed in the Appendix, and all reissues, reexaminations, and extensions thereof ; (ii) all patent applications listed in the Appendix, and all divisions, renewals, and continuations thereof, and all Letters Patents of the United States or any country or countries foreign to the United States that may be granted thereof, and all reissues, reexaminations, and extensions thereof ; and (iii) all applications for Letters Patents that may hereafter be filed claiming priority to the patent applications listed in the Appendix in any country or countries foreign to the United States and all extensions, renewals, and reissues thereof . Assignor may grant sublicenses only to Affiliates of Red Cat Holdings, Inc . , where an Affiliate is as defined by Section 405 of the Securities Act : “An affiliate of, or person affiliated with, a specified person, is a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified . ” Assignor represents and warrants that (a) it has the full right, power and authority to enter into this Assignment and to perform its obligations hereunder ; (b) the execution of this Assignment by its representative whose signature is set forth at the end hereof has been duly authorized ; and (c) when executed and delivered, this Assignment will constitute the legal, valid, and binding obligation in accordance with its terms . Assignor agrees to execute any papers or perform any acts required to establish, vest or protect the Assignee’s rights therein and required by Assignee to obtain said Subject Matter, without any additional payment therefor, but without any expense to the Assignor .

Page 3 of 6 PATENT ASSIGNMENT AND LICENSE BACK This Patent Assignment and License Back may be executed in one or more counterparts, each of which shall be deemed an original and all of which may be taken together as one and the same . UAV PATENT CORP. Date: By: Title: Officer STATE OF COUNTY OF ) ) Before me this day of 2023 , personally appeared the above named individual, to me known to be the person described in, and who executed the foregoing assignment instrument and acknowledge to me that he executed the same on his own free will for the purpose therein expressed . Notary Public (Notary Stamp) Commission Expires Personally known or Product Identification Type of Identification Produced UMAC IP HOLDINGS Corp. Date: By: Title: Officer STATE OF COUNTY OF ) ) Before me this day of 2023 , personally appeared the above named individual, to me known to be the person described in, and who executed the foregoing assignment instrument and acknowledge to me that he executed the same on his own free will for the purpose therein expressed . Notary Public (Notary Stamp) Commission Expires Personally known or Product Identification Type of Identification Produced

APPENDIX

Filing Date	Country	Status	Issue Date	Application No.	Patent No.	Type	Title
7/13/2017	U.S.	Issued	8/14/2018	29/610,543	D825,381	Design	UNMANNED AERIAL VEHICLE
1/11/2018	Canada	Issued	5/30/2019	179088	D179088	Design	UNMANNED AERIAL VEHICLE
1/11/2018	China	Issued	8/3/2018	201830008387.4	201830008387.4	Design	UNMANNED AERIAL VEHICLE
1/12/2018	Europe	Issued	1/12/2018	004665040-0001	004665040-0001	Design	UNMANNED AERIAL VEHICLE
1/12/2018	United Kingdom	Issued	1/12/2018	90046650400001	90046650400001	Design	UNMANNED AERIAL VEHICLE
1/11/2018	Korea	Issued	7/3/2018	30-2018-1689	30-0963991	Utility	DRONE
8/23/2017	U.S.	Issued	1/15/2019	15/684,814	10,179,647	Utility	UNMANNED AERIAL VEHICLE
6/26/2018	Canada	Abandoned	Abandoned	3009413	Abandoned	Abandoned	UNMANNED AERIAL VEHICLE
8/8/2018	China	Pending	Pending	201810895541.3	Pending	Utility	UNMANNED AERIAL VEHICLE
6/25/2018	Europe	Pending	Pending	EP18176512.1	Pending	Utility	UNMANNED AERIAL VEHICLE
7/13/2017	U.S.	Issued	5/14/2019	29/610,554	D848,383	Design	PRINTED CIRCUIT BOARD
1/11/2018	Canada	Issued	5/30/2019	179089	D179089	Design	PRINTED CIRCUIT BOARD

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PATENT ASSIGNMENT AND LICENSE BACK

1/11/2018	China	Issued	8/3/2018	201830008497.7	201830008494.7	Design	PRINTED CIRCUIT BOARD
1/12/2018	Europe	Issued	1/12/2018	004665032-0001	004665032-0001	Design	PRINTED CIRCUIT BOARD
1/12/2018	United Kingdom	Issued	1/12/2018	90046650320001	90046650320001	Design	PRINTED CIRCUIT BOARD
1/11/2018	Korea	Issued	7/13/2018	3020180001690	30-0965570	Design	PRINTED CIRCUIT BOARD
6/7/2018	U.S.	Issued	10/27/2020	16/002,200	10/819,973	Utility	SINGLE-PANEL-HEAD MOUNTED DISPLAY
4/12/2018	China	Issued	11/19/2021	201810324925.X	201810324925.X	Utility	SINGLE-PANEL-HEAD MOUNTED DISPLAY
3/4/2019	Europe	Pending	Pending	EP19159958.8	Pending	Utility	SINGLE-PANEL-HEAD-MOUNTED DISPLAY
2/28/2021	U.S.	Published	Pending	17/187,838	Pending	Utility	APPARATUS FOR ATTACHING ACCESSORIES TO A FIRST-PERSON VIEW HEADSET
3/6/2020	China	Pending	Pending	202010150301.8	Pending	Utility	EQUIPMENT FOR ATTACHING ATTACHMENTS TO A FIRST-VIEW HEADSET
5/17/2021	U.S.	Pending	Pending	29/783,966	Pending	Design	HEADSET

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PATENT ASSIGNMENT AND LICENSE BACK

Page 6 of 6 PATENT ASSIGNMENT AND LICENSE BACK 5/17/2021 Hague International Patent Claiming Canada, EU, UK and Japan Issued 5/17/2021 DM218069 DM218069 Design HEADSET 11/11/2021 China Pending Pending 202130741102.X Pending Design HEADSET